                                                                   EXHIBIT 10.18

                          THIRD AMENDMENT AND WAIVER
                           TO WHITTAKER CORPORATION
                     AMENDED AND RESTATED CREDIT AGREEMENT
                         DATED AS OF DECEMBER 17, 1996


          This THIRD AMENDMENT AND WAIVER (this "Amendment") is among WHITTAKER CORPORATION, a Delaware corporation (the "Borrower"), the Financial Institutions party to the Credit Agreement referred to below (the "Lenders"), NATIONSBANK OF TEXAS, N.A., as agent (the "Agent") for the Lenders thereunder and CIBC INC., as co-agent ("Co-Agent") for the Lenders thereunder.

                            PRELIMINARY STATEMENTS:

          1. The Borrower, the Lenders, the Co-Agent and the Agent have entered into an Amended and Restated Credit Agreement dated as of April 10, 1996 (as amended to date, the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

          2.  The Borrower has requested that the Lenders, among other things,
(i) waive, during the period starting on and including December 18, 1996 to (but not including) February 28, 1997 (the "Waiver Period"), any Default arising as a result of non-compliance with Section 6.04(a), (b), (c) or (d) of the Credit Agreement; and (ii) consent to an incentive compensation plan for employees of certain of the Borrower's Subsidiaries.

          3. The Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.  AMENDMENTS TO CREDIT AGREEMENT.  Effective as of the date
                      ------------------------------
hereof and subject to the satisfaction of the conditions precedent set forth in
Section 4 hereof, the Credit Agreement is hereby amended as follows:

          (a) Section 1.01 of the Credit Agreement is amended by adding thereto, in appropriate alphabetical order, the following defined terms:

               `COMMUNICATIONS SUBSIDIARIES' means Xyplex, Inc., a Massachusetts
                ---------------------------
     corporation, Whittaker Communications, Inc., a California corporation, and each of their respective Subsidiaries and any Subsidiary of the Borrower formed solely for the purpose of holding the capital stock of the other Communications Subsidiaries.

               `DEBT REDUCTION AMOUNT' means an amount equal to the sum of (a)
                ---------------------                               ---
     the aggregate amount of prepayments made by the Borrower to the Agent under the Credit

     Agreement on or after the Third Amendment Effective Date and applied to the reduction of Term Advances pursuant to Section 2.05 plus (b) the aggregate
                                                         ----
     amount of HLS Subordinated Debt that, on or after the Third Amendment Date, is converted into common stock of the Borrower or into other capital stock of the Borrower, in either event, on terms reasonably satisfactory to the Required Lenders (it being understood and agreed that the amount under this clause (b) as of any date shall be determined by the Agent based on an officer's certificate delivered to the Agent on or prior to such date setting forth such amount and on such other evidence, if any, as the Agent or the Required Lenders may reasonably require).

               `DEED OF TRUST' has the meaning set forth in Section 6.01(j).
                -------------
 .
               `ENVIRONMENTAL INDEMNITY' has the meaning set forth in Section
                -----------------------
     6.01(j).

               `FIRST REDUCTION DATE' means the first date on which the Debt
                --------------------
     Reduction Amount equals or exceeds $15,000,000.

               `REDUCTION AMOUNT' has the meaning specified in Section
                ----------------
     2.05(b)(viii).

               `SECOND REDUCTION DATE' means the first date on which the Debt
                ---------------------
     Reduction Amount equals or exceeds $30,000,000.

               `THIRD AMENDMENT' means the Third Amendment and Waiver to
                ---------------
     Whittaker Corporation Amended and Restated Credit Agreement dated as of December 17, 1996, among the Borrower, the Lenders, the Agent and the Co-Agent.

               `THIRD AMENDMENT EFFECTIVE DATE' means the first date on which
                ------------------------------
     each of the conditions set forth in Section 4 of the Third Amendment is satisfied or waived."

          (c) The following definitions in Section 1.01 of the Credit Agreement are hereby amended as set forth below:

               (i) The definition of "Applicable Margin" is hereby amended and restated in its entirety as follows:

                    "`APPLICABLE MARGIN' means, (a) if the First Reduction Date
                      -----------------
          has not occurred on or prior to January 31, 1997, then from January 31, 1997 through and including the First Reduction Date, 2.00% with respect to Base Rate Advances and 4.50% with respect to Eurodollar Rate Advances, (b) if the Second Reduction Date has not occurred on or prior to January 31, 1997, then from the later to occur of (i) January 31, 1997 and (ii) the First Reduction Date and through and including the Second Reduction Date, 2.00% with respect to Base Rate Advances and 4.00% with respect to Eurodollar Rate Advances, and (c) at all times prior to January 31, 1997 and at all times after the Second Reduction Date, with respect to any Base Rate Advances or Eurodollar Rate Advances, a percentage per annum determined by reference to the applicable Cash Flow Ratio as set forth below:

                                        Applicable Margin for      Applicable Margin for
          Cash Flow Ratio                 Base Rate Advances     Eurodollar Rate Advances
          ---------------               ---------------------    ------------------------
          less than 1.75:1.0                     0.0%                     1.00%

          1.75:1.0 or greater, but               0.0%                     1.375%
             less than 2.50:1.0

          2.50:1.0 or greater, but               0.25%                    1.625%
             less than 3.25:1.0

          3.25:1.0 or greater, but               0.50%                    1.875%
             less than 4.00:1.0

          4.00:1.0 or greater, but               1.00%                    2.500%
             less than 5.00:1.0

          5.00 or greater                        1.00%                    3.00%

          At all times during which clause (c) above shall be applicable, the Applicable Margin for each Base Rate Advance and Eurodollar Rate Advance shall be determined by reference to the Cash Flow Ratio in effect from time to time; provided, however, that (i) from and after
                                    --------  -------
          the Second Amendment Effective Date until receipt by the Agent of the
          Borrower's audited Financial Statements for the Fiscal Year ended October 31, 1996 and the related Compliance Certificate required pursuant to Section 6.03(e), the Cash Flow Ratio shall be deemed to be 5.00:1.0 or greater, (ii) no change (except as provided in clause
          (iii) or clause (v) below) in the Applicable Margin shall be effective until three Business Days after the date on which the Agent receives financial statements pursuant to Section 6.03(c) or (d) and a Compliance Certificate delivered pursuant to Section 6.03(e), demonstrating such Cash Flow Ratio, (iii) if at any time, and for so long as, a Default has occurred and is continuing based on the Borrower's failure to deliver the financial statements and Compliance Certificates required pursuant to Section 6.03(c), (d) and (e), as the case may be, the Cash Flow Ratio shall be deemed to be 5.00:1.0 or greater and any change in the Applicable Margin resulting from such deemed Cash Flow Ratio shall be effective, (iv) except as provided in the following clause (v), upon the effectiveness of any change in the Applicable Margin, the new Applicable Margin shall be given retroactive effect as to each outstanding Advance to the then most recent of (a) the first day of the then current fiscal quarter of the Borrower, and (b) the last date on which interest was due and payable in respect of such Advance, and (v) upon the effectiveness of any change in the Applicable Margin (A) pursuant to the foregoing clause
          (ii) at any time when the Applicable Margin is determined pursuant to the foregoing clause (iii), or (B) as a result of the occurrence of the First Reduction Date or the Second Reduction Date, the new Applicable Margin shall be given effect only as of the effectiveness thereof (and shall not be given retroactive effect)."

               (ii) The definition of "Collateral Documents" in Section 1.01 of the Credit Agreement is hereby amended by adding the following immediately after the words "Security

     Agreement,": "any Deed of Trust or Environmental Indemnity executed pursuant to Section 6.01(j),".

          (d) Section 2.04(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

               "(b)  Mandatory Reductions of the Revolving Commitments.  The
                     -------------------------------------------------
     Revolving Facility shall be automatically and permanently reduced on a pro rata basis on each date on which prepayment thereof is required to be made pursuant to Sections 2.05(b)(ii), (iii), (iv), (v) or (vi), in an amount equal to the applicable Reduction Amount, provided that each such reduction
                                               --------
     of the Revolving Facility shall be made ratably among the Revolving Lenders in accordance with their Revolving Commitments."

          (e) Section 2.05(b)(ii) of the Credit Agreement is amended and restated in its entirety as follows:

               "(ii)  Permitted Refinancings and Certain Other Debt.  When the
                      ---------------------------------------------
     Borrower issues, creates or otherwise incurs Debt which is a Permitted Refinancing, or which is Debt permitted under Section 6.02(b)(iii), the Borrower shall, on the date of receipt of the proceeds thereof, prepay the Advances in an amount equal to the principal amount of such Debt so incurred (or, if greater in the case of any revolving credit or working capital facility, the maximum amount available to be borrowed (assuming compliance with all conditions for borrowing)). Each such payment shall be applied first, to the prepayment of scheduled principal installments of the
             -----
     Term Advances in inverse order of maturity, until the Term Advances are repaid in full, and second, to the prepayment of the Revolving Facility as
                         ------
     set forth in Section 2.05(b)(viii)."

          (f) Section 2.05(b)(iii) of the Credit Agreement is amended and restated in its entirety to read as follows:

               "(iii)  SPECIFIED BERMITE LAND PROCEEDS.   On the first Business
                       -------------------------------
     Day after any Specified Bermite Land Proceeds are received by the Borrower or any of its Subsidiaries, the Borrower shall prepay the Advances in an amount equal to such Specified Bermite Land Proceeds. Each such payment shall be applied first, to the scheduled principal installments of the Term
                      -----
     Advances (ratably in accordance with the respective principal amounts of each such installment), until the Term Advances are repaid in full and, second, to the prepayment of the Revolving Facility as set forth in Section
     ------
     2.05(b)(viii)."

          (g) Section 2.05(b)(iv) of the Credit Agreement is amended by deleting the last four lines of such Section beginning with the words "pay to each Term Lender" and inserting the following in lieu thereof:

     "prepay the Advances in an amount equal to such Net Cash Proceeds. Each such payment shall be applied first, to the scheduled principal
                                   -----
     installments of the Term Advances (ratably in accordance with the respective principal amounts of each such installment), until the Term Advances are repaid in full and, second, to the prepayment of the Revolving
                                      ------
     Facility as set forth in Section 2.05(b)(viii)."

          (h) Section 2.05(b)(v) of the Credit Agreement is amended by deleting the last nine lines of such Section beginning with the words "pay to each Term Lender" and inserting the following in lieu thereof:

     "prepay the Advances in an amount equal to 100% of such Net Cash Proceeds. Each such payment shall be applied first, to the scheduled principal
                                        -----
     installments of the Term Advances in inverse order of maturity, until the Term Advances are repaid in full and, second, to the prepayment of the
                                           ------
     Revolving Facility as set forth in Section 2.05(b)(viii)."

          (i) Section 2.05(b)(vi) of the Credit Agreement is amended by deleting the last eight lines of such Section beginning with the words "pay to each Term Lender" and inserting the following in lieu thereof:

     "prepay the Advances in an amount equal to 50% of such Excess Cash Flow. Each such payment shall be applied first, to the scheduled principal
                                        -----
     installments of the Term Advances (ratably in accordance with the respective principal amounts of each such installment), until the Term Advances are repaid in full and, second, to the prepayment of the Revolving
                                      ------
     Facility as set forth in Section 2.05(b)(viii)."

          (j) Section 2.05(b) of the Credit Agreement is amended by adding thereto a new Section 2.05(b)(viii) to read as follows:

               "(viii)  APPLICATION OF CERTAIN PREPAYMENTS.  Prepayments of the
                        ----------------------------------
     Revolving Facility made pursuant to Sections 2.05(b)(ii), (iii), (iv), (v) and (vi) shall be first applied to prepay L/C Advances then outstanding
                       -----
     until such Advances are paid in full, second applied to prepay Revolving
                                           ------
     Advances then outstanding (ratably in accordance with the respective principal amounts of each such Advance) until such Advances are paid in full, and third deposited in the L/C Cash Collateral Account to cash
               -----
     collateralize 100% of the aggregate Available Amount of the Letters of Credit then outstanding; and, in the case of any such prepayments, the amount remaining (if any) after the prepayment in full of the L/C Advances and Revolving Advances then outstanding and the 100% cash collateralization of the aggregate Available Amount of Letters of Credit then outstanding (the sum of such prepayment amounts, cash collateralization amounts and remaining amount being referred to herein as the "Reduction Amount") may be
                                                       ----------------
     retained by the Borrower and the Revolving Facility shall be permanently reduced as set forth in Section 2.04(b). Upon the drawing of any Letter of Credit for which funds are on deposit in the L/C Cash Collateral Account, such funds shall be applied to reimburse the applicable Issuing Bank or the Revolving Lenders, as applicable."

          (k) Section 2.07 is amended by adding thereto a new section 2.07(d) to read as follows:

               "(d)  Certain Post-Closing Fees.  If the First Reduction Date has
                     -------------------------
     not occurred on or prior to February 28, 1997, the Borrower agrees to pay to the Agent on such date, in accordance with Section 2.09(a), for the account of each Lender, a fee equal to 0.15% of the sum of the principal amount of all outstanding Advances owed to such Lender, the Unused Revolving Commitment, if any, of such Lender and, in the case of each Revolving Lender, such Lender's Pro Rata share of the aggregate outstanding Letter of Credit Obligations as of such date."

          (l)  Section 6.01 of the Credit Agreement is amended by adding a new
Section 6.01(j) to read as follows:

          "(j) DEED OF TRUST. Within 30 days after receipt of a written request
               -------------
by the Agent (acting at the direction or with the consent of the Required Lenders), the Borrower shall deliver to the Agent the following:

               (i) a Deed of Trust, Assignment of Rents and Fixture Filing, granting the Agent a first priority lien on the Bermite Land, duly executed and acknowledged by Whittaker Porta Bella Development, Inc. and otherwise in form and substance reasonably satisfactory to the Agent (as amended, supplemented or otherwise modified from time to time, the "DEED OF TRUST")
                                                                -------------
     in proper form for recordation in the Official Records of Los Angeles County, California;

               (ii) a First American Title Insurance Company 1992 ALTA loan policy of title insurance (the "TITLE INSURANCE POLICY") in favor of the
                                     ----------------------
     Agent, in such amount as the Agent shall determine, insuring the validity and priority of the Deed of Trust and otherwise in form and substance reasonably satisfactory to the Agent;

               (iii) an environmental indemnity agreement, executed by the Borrower and Whittaker Porta Bella Development, Inc. with respect to the Bermite Land in form and substance reasonably satisfactory to the Agent (as amended, supplemented or otherwise modified from time to time, the "ENVIRONMENTAL INDEMNITY"); and
     ------------------------

               (iv) a favorable opinion of the Vice President-General Counsel of the Borrower, as to the due authorization, execution and delivery of the Deed of Trust, the Environmental Indemnity, and as to such other matters as the Agent or the Required Lenders may reasonably request."

          (m) Section 6.02(g)(viii) is amended by deleting the "and" at the end thereof.

          (n) Section 6.02(g)(ix) is amended by deleting the period at the end thereof and adding "; and" in lieu thereof.

          (o) Section 6.02(g) is amended by adding thereto a new Section 6.02(g)(x) as follows:

               "(x) so long as no Event of Default has occurred and is continuing, the granting of stock options by the Communications Subsidiaries to their employees in an aggregate amount not to exceed 8% of the number of shares of issued and outstanding common stock of the Communications Subsidiaries at the time of the grant."

          (p) Section 6.03(b) of the Credit Agreement is amended and restated in its entirety as follows:

               "(b)  Monthly and Semi-Monthly Reports.  (i)  Not later than 21
                     --------------------------------
     Business Days after the end of each fiscal month of the Borrower (subject to the proviso set forth below), a written report for such fiscal month, which shall set forth, for such month and as of the last Business Day of such month, in substantially the form submitted to the Lenders (as defined therein) pursuant to the Original Credit Agreement, Consolidated and consolidating summaries of sales and profits for that month and for the period from the beginning of the current fiscal year to the end of that month, showing in comparative form for such month and year-to-date periods (A) the Consolidated figures for the corresponding periods of the previous fiscal year and (B) the Consolidated figures for the corresponding periods contained in the most recent plan or budget delivered pursuant to Section 6.03(f), (ii) not later than 30 Business Days after the end of each fiscal month of the Borrower (subject to the proviso set forth below) (A) the Consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such month, (B) Consolidated and consolidating statements of income of the Borrower and its Subsidiaries as at the end of such month and (C) Consolidated and consolidating statements of cash flow of the Borrower and its Subsidiaries, in each case, for such month and for the period from the beginning of the current fiscal year to the end of that month, showing in comparative form the Consolidated figures for the corresponding periods of the previous fiscal year; provided, however, that in the case of a fiscal
                               --------  -------
     month which (x) is the last fiscal month of any of the first three fiscal quarters of a fiscal year, the foregoing reports for that month shall be delivered no later than 45 calendar days after the last day of that month, and (y) is the last fiscal month of a fiscal year, the foregoing reports for that month shall be delivered no later than 90 calendar days after the last day of that month; and (iii) on January 15, 1997, and on the first and fifteenth day of each month thereafter a written estimate of Consolidated and consolidating weekly cash flow of the Borrower and its Subsidiaries for the immediately following four weeks. All of the foregoing reports shall be in reasonable detail and certified by the chief financial officer, controller or treasurer of the Borrower as, to the extent applicable, having been prepared in accordance with GAAP and as fairly presenting the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries as at the dates and for the period indicated, subject to changes resulting from audit and normal year-end adjustments.".

          SECTION 2.  WAIVER.  Effective as of (and including) December 18, 1996
                      ------
and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Lenders hereby waive, during the Waiver Period only, any Default arising as a result of non-compliance with Section 6.04(a), (b), (c) or (d) of the Credit Agreement.

          SECTION 3.  CONDITIONS TO EFFECTIVENESS.  This Amendment shall become
                      ---------------------------
effective when each of the following conditions has been satisfied (the "Effective Date"):

               (a) the Agent has executed this Amendment and has received counterparts of this Amendment executed by the Borrower and the Required Lenders and counterparts of the Consent appended hereto (the "Consent") executed by each of the Guarantors and Grantors (as defined in the Security Agreement) listed therein (such Guarantors and Grantors, together with the Borrower, each a "Loan Party" and, collectively, the "Loan Parties");

               (b) the Borrower has paid to the Agent in accordance with
     Section 2.09(a) of the Credit Agreement for the account of each Lender, a fee equal to 0.15% of the sum of the principal amount of all outstanding Advances owed to such Lender, the Unused Revolving Commitment, if any, of such Lender and, in the case of each Revolving Lender, such Lender's Pro Rata share of the aggregate outstanding Letter of Credit Obligations as of such date; and

               (c) the Agent has received favorable opinions of (i) Latham & Watkins, special counsel to the Borrower, as to the enforceability of this Amendment, the Consent and the Loan Documents as modified hereby and as to such other matters as the Agent or the Required Lenders may reasonably request, and (ii) the Vice President General Counsel of the Borrower, as to the due authorization, execution and delivery of this Amendment, the Consent and as to such other matters as the Agent or the Required Lenders may reasonably request.

          SECTION 4.  REPRESENTATIONS AND WARRANTIES.  The Borrower represents
                      ------------------------------
and warrants as follows:

               (a) AUTHORITY.  The Borrower and each other Loan Party has the
                   ---------
     requisite corporate power and authority to execute and deliver this Amendment or the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents (as modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment and by each other Loan Party of the Consent, and the performance by each Loan Party of each Loan Document to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

               (b) ENFORCEABILITY.    This Amendment has been duly executed and
                   --------------
     delivered by the Borrower. The Consent has been duly executed and delivered by each Guarantor and Grantor. This Amendment and each Loan Document (as modified hereby) is the legal, valid and binding obligation of each Loan Party hereto or thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

               (c) REPRESENTATIONS AND WARRANTIES.  The representations and
                   ------------------------------
     warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

               (d) NO DEFAULT.  After giving effect to this Amendment, no event
                   ----------
     has occurred and is continuing that constitutes a Default.

          SECTION 5.  REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.  (a)  Upon
                      ---------------------------------------------
and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

          (b) Except as specifically modified above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations under and as defined therein, in each case as amended hereby.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute an amendment of any provision of any of the Loan Documents.

          SECTION 6.  EXECUTION IN COUNTERPARTS.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

          SECTION 7.  GOVERNING LAW.  This Amendment shall be governed by, and
                      -------------
construed in accordance with, the laws of the State of New York.

          SECTION 8.  COSTS, EXPENSES AND TAXES.  The Borrower agrees to pay on
                      -------------------------
demand all out-of-pocket expenses of the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and any other documents prepared or obtained in connection therewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder and the costs of the Title Insurance Policy. Borrower further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), of the Agent, the Co-Agent and the Lenders in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 8.


                            [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              WHITTAKER CORPORATION,
                              a Delaware corporation


                              By:    /s/ John K. Otto
                                   -------------------------------------------
                                     John K. Otto
                                     Treasurer



                              NATIONSBANK OF TEXAS, N.A.,
                              as Agent


                              By:    /s/ Andrea C. Defterios
                                   -------------------------------------------
                                     Andrea C. Defterios
                                     Vice President



                              CIBC INC.,
                              as Co-Agent


                              By:    /s/ R. Wagner
                                   -------------------------------------------
                                     Title:  Agent

                              Lenders:
                              -------

                              NATIONSBANK OF TEXAS, N.A.


                              By:    /s/ Andrea C. Defterios
                                   -------------------------------------------
                                     Andrea C. Defterios
                                     Vice President


                              CIBC INC.


                              By:    /s/ R. Wagner
                                   -------------------------------------------
                                     Title:  Agent


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION


                              By:    /s/ Lori Y. Kannegieter
                                   -------------------------------------------
                                     Title: Managing Director


                              CITY NATIONAL BANK, N.A.


                              By:    /s/ Gregory Meis
                                   -------------------------------------------
                                     Title: Vice President


                              COMERICA BANK-CALIFORNIA


                              By:    /s/ Scott J. Smith
                                   -------------------------------------------
                                     Title: Assistant Vice President


                              IMPERIAL BANK


                              By:    /s/ Ray Vadalma
                                   -------------------------------------------
                                     Title: Senior Vice President

                              KREDIETBANK N.V.


                              By:    /s/ Robert Snauffer
                                   -------------------------------------------
                                     Title: Vice President


                              By:    /s/ Tod R. Angus
                                   -------------------------------------------
                                     Title: Vice President

                              SANWA BANK CALIFORNIA


                              By:
                                   -------------------------------------------
                                     Title:


                              SUMITOMO BANK OF CALIFORNIA, N.A.


                              By:
                                   -------------------------------------------
                                     Title:


                              TRANSAMERICA BUSINESS CREDIT
                               CORPORATION


                              By:    /s/ Perry Vavoules
                                   -------------------------------------------
                                     Title: Senior Vice President


                              UNION BANK OF CALIFORNIA, N.A.



                              By:    /s/ William Swiontek
                                   -------------------------------------------
                                     Title: Vice President

                                    CONSENT

                         DATED AS OF DECEMBER 17, 1996

         The undersigned, as Guarantors under the "Guaranty" and as Grantors under the "Security Agreement" (as such terms are defined in and under the Credit Agreement referred to in the foregoing Amendment), each hereby consents and agrees to the foregoing Third Amendment and Waiver and hereby confirms and agrees that (i) the Guaranty, the Security Agreement and the Confirmation are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the said Amendment, each reference in the Guaranty, the Security Agreement and the Confirmation to the Credit Agreement, "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by the said Amendment and
(ii) the Security Agreement and the Confirmation and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations as defined in the Security Agreement.

                   BLUE BELL LEASE, INC., a California corporation, METROPOLITAN FINANCIAL SERVICES CORPORATION, a Colorado corporation, PARK CHEMICAL COMPANY, a Michigan corporation, WHITTAKER COMMUNICATIONS, INC., a California corporation,WHITTAKER CONTROLS, INC., a California corporation, WHITTAKER CORP., a Maine corporation, WHITTAKER ORDNANCE, INC., a Delaware corporation, WHITTAKER PORTA BELLA DEVELOPMENT, INC., a California corporation, WHITTAKER SERVICES CORPORATION, a California corporation, WHITTAKER TECHNICAL PRODUCTS, INC., a Colorado corporation, WHITTAKER DEVELOPMENT CO., a Delaware corporation and XYPLEX, INC., a Massachusetts corporation



                   By:    /s/ John K. Otto
                        -------------------------------------------------
                          John K. Otto
                          Treasurer of each of the foregoing Loan Parties